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                                                                    EXHIBIT 10.3


Vicente Wright                                                  California Steel
14000 San Bernardino Ave.                                       Industries
Fontana, Calif. 92335
Phone: (909) 350-6204
Fax: (909) 350-6223


Fax

          To: Mr. Benjamin Baptista Filho              From Vicente Wright
          Fax 9-011-55-27-348-1488                     Date October 27, 1998
          Phone                                        Pages: 1
          Re: Slab Business - 1999                     CC: Mr. Toshiro Sagae

                 |_| Urgent     |_| For Review     |_| Please Comment
                       |_| Please Reply    |_| Please Recycle

 . Comments: In accordance with our various telephone conversations, I am pleased to confirm our mutual understandings to acquire a minimum of 700,000 mt of steel slabs from CST for 1999 delivery at a price of Us$155/mt FOB ST - Praia Mole.

All other terms to be as per the conditions presently being practiced for our slab deliveries.

Also, in order to give us more flexibility, CST was to study the possibility of revising its extras' structure for API grades. Please let us know the results of your internal findings.

                                        /s/ Vicente Wright